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                                                                    EXHIBIT 10.2

                           RESTRICTED STOCK AGREEMENT

      This Agreement, dated as of "Date" by and between YORK INTERNATIONAL CORPORATION, a Delaware corporation (the "Company") and "Name" ("Grantee").

                                   WITNESSETH:

      WHEREAS, Grantee is an employee of the Company as of the date of this Agreement; and

      WHEREAS, the Company desires to award Grantee restricted shares of the Company's Common Stock, par value $.005 per share (the "Common Stock"), pursuant to the Company's Amended and Restated 2002 Omnibus Stock Plan, and the Grantee desires to accept such grant.

      NOW THEREFORE, in consideration of these premises and the mutual covenants herein contained, the parties hereto, intending to be legally bound, agree as follows:

                            EMPLOYEE STOCK PROVISIONS

1.    GRANT OF RESTRICTED STOCK AWARD

      Company hereby grants to the Grantee "Amount" restricted shares of Common Stock (the "Grantee stock"), subject to the restrictions set forth in this Agreement, and subject to receipt of the Grantee's check for "Amount" as consideration for the issuance of the Grantee Stock. This Agreement shall become effective only upon receipt of the check by the Company. The Company will issue the Grantee Stock in the name of the Grantee upon effectiveness of this Agreement and receipt by the Company of a stock power for the Grantee Stock duly executed in blank. The Company will hold the Grantee Stock until such time as restrictions on the respective shares of Grantee Stock have lapsed pursuant to the terms of this Agreement.

      The Grantee shall have all the rights of a stockholder of the Company with respect to the Grantee Stock, including the right to vote and to receive dividends, subject to the terms and conditions of this Agreement.

      Shares of Grantee Stock as to which restrictions have not lapsed in accordance with the terms of this Agreement shall not be transferable by the Grantee.

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2.    DEFINITIONS

      The following terms shall have the definitions set forth below:

      "CAUSE" means the termination of employment of an employee for (i) providing the Company with materially false representations relied upon by the Company in furnishing information to stockholders, a stock exchange or the Securities and Exchange Commission, (ii) maintaining an undisclosed, unauthorized and material conflict of interest in the discharge of duties owed to the Company, (iii) misconduct causing a serious violation by the Company of state or federal laws, (iv) theft of Company funds or assets, or (v) conviction of a crime involving moral turpitude.

      "CHANGE OF CONTROL." For the purpose of this Agreement, a "Change of Control" shall mean:

            (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock"); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (iv) any acquisition by any corporation pursuant to a transaction which complies with clauses (A) and (B) of subsection (c) of this
                  Section 2; or

            (b) Individuals who, as of the date hereof, constitute the Board of Directors (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person or entity other than the Board; or

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            (c)   Consummation of a reorganization, merger or consolidation
                  involving the Company or any subsidiary of the Company or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, either (A)(i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transactions owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock or (ii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or at the time of the action of the Board, providing for such Business Combination and (B) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 30% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination; or

            (d)   A complete liquidation or dissolution of the Company.

      "DISABILITY" means the inability to perform the duties assigned by the Company to the participant by reason of any medically determined physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than six months.

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3.    VESTING OF SHARES

            (a) Shares of Grantee Stock will be subject to restrictions until the shares are either deemed vested or forfeited in accordance with the following:

                  (i) in the event of death of the Grantee while employed by the Company, or after retirement but before all shares have vested under subsection (vi) below, all shares shall immediately be deemed vested and the restrictions on such shares shall lapse;

                  (ii) in the event of Disability of the Grantee while employed by the Company, all shares shall immediately be deemed vested and the restrictions on such shares shall lapse;

                  (iii) in the event the Grantee is terminated for Cause, any shares which remain subject to restrictions shall immediately be forfeited by the Grantee;

                  (iv) in the event the Grantee voluntarily terminates employment with the Company, any shares which remain subject to restrictions shall immediately be forfeited by the Grantee;

                  (v) in the event the Grantee is terminated after a Change of Control has occurred other than for Cause, all shares shall immediately be deemed vested and the restrictions on all such shares shall lapse;

                  (vi) in the event the Grantee retires in accordance with the Company's retirement policy, unvested shares shall continue to vest in accordance with the schedule in subsection (vii) below;

                  (vii) while Grantee remains in the employ of the Company,
                        restricted shares which have not otherwise vested shall vest and the restrictions on such shares shall lapse on the following anniversary dates of this Agreement:

   Vesting Date       Percentage of Grantee Stock
-----------------     ---------------------------
Fifth Anniversary                  100%

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                        Provided, however, that if the Company's earnings per
                        share growth for fiscal years ____, ____ and ____ averages __% or more per annum, 100% of the Grantee Stock will vest on the Third Anniversary of the Grant Date; and

                        further provided that if the Company determines at any time that the Grantee has breached the obligations under any Confidentiality Agreement with the Company, shares that are not deemed vested as of the time of such breach shall immediately be forfeited by the Grantee.

4. NONCOMPETITION/NONSOLICITATION. In consideration of the grant of the stock, the Grantee agrees as follows:

                  (a) For two years after the termination of the Grantee's employment with the Company for Cause or as a result of a voluntary resignation, Grantee will not directly or indirectly, own, manage, operate, control or participate in the ownership, management, operation or control of or be connected as an officer, employee, partner, director, consultant or otherwise with, or have any financial interest in, any business which is in competition with the business conducted by the Company or its affiliates anywhere in the world where the Company or its affiliates does business. Ownership for personal investment purposes only of less than 2% of the voting stock of any publicly held corporation shall not constitute a violation hereof.

                  (b) For two years after the termination of the Grantee's employment with the Company for Cause or as a result of a voluntary resignation, the Grantee will not, directly or indirectly, on behalf of the Grantee or any other person or entity, solicit for employment or other commercial engagement any person employed by the Company or its affiliates as of the date of the solicitation or for the preceding six months.

                  (c) During the period the Grantee is employed by the Company and at any time thereafter, the Grantee shall not, directly or indirectly, engage in any conduct or make any statement, whether in commercial or noncommercial speech, disparaging or criticizing in any way the Company or its affiliates, or any products or services offered by any of these, nor shall he engage in any other conduct or make any other statement that could be reasonably expected to impair the goodwill of any of them.

                  (d)   (i)   The Grantee acknowledges and agrees that the
restrictions contained in this Section 4 are reasonable and necessary to protect and preserve the legitimate interests, properties, goodwill and business of the Company, and that irreparable injury will be suffered by the Company should the Grantee breach any of the provisions of this Section 4. The Grantee represents and acknowledges that (1) the Grantee has been advised by the Company to consult the Grantee's own legal counsel in respect of this Agreement, (2) the Grantee has had full opportunity, prior to execution of this Agreement, to review thoroughly this Agreement with the Grantee's counsel, and (3)

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the provisions of this Section 4 are reasonable and these restrictions do not prevent the Grantee from earning a reasonable livelihood.

                        (ii) The Grantee further acknowledges and agrees that a breach of any of the restrictions in this Section 4 cannot be adequately compensated by monetary damages. The Grantee agrees that the Company shall be entitled to preliminary and permanent injunctive relief, without the necessity of proving actual damages, as well as provable damages and an equitable accounting of all earnings, profits and other benefits arising from any violation of this Section 4 which rights shall be cumulative and in addition to any other rights or remedies to which the Company may be entitled. In the event that any of the provisions of this Section 4 should ever be adjudicated to exceed the time, geographic, service, or other limitations permitted by applicable law in any jurisdiction, it is the intention of the parties that the provision shall be amended to the extent of the maximum time, geographic, service, or other limitations permitted by applicable law, that such amendment shall apply only within the jurisdiction of the court that made such adjudication and that the provision otherwise be enforced to the maximum extent permitted by law. The time periods set forth above shall be tolled during any period of violation by the Grantee.

                        (iii) The Grantee irrevocably and unconditionally (1) agrees that any suit, action or other legal proceeding arising out of this
Section 4, including without limitation, any action commenced by the Company for preliminary and permanent injunctive relief and other equitable relief, may be brought in the Court of Common Pleas of York County, Pennsylvania or if such court does not have jurisdiction or will not accept jurisdiction, in any court of general jurisdiction in Pennsylvania, (2) consents to the non-exclusive jurisdiction of any such court in any such suit, action or proceeding, and (3) waives any objection which the Grantee may have to the laying of venue of any such suit, action or proceeding in any process, pleadings, notices or other papers in a manner permitted by the notice provisions of this Section 4.

5.    REPURCHASE OF THE GRANTEE STOCK.

      If, pursuant to Section 3, certain shares of Grantee Stock which remain unvested are forfeited to the Company, the Company shall pay the Grantee the cash consideration paid for such shares set forth in Section 1 of this Agreement, without interest. If any of the shares are forfeited, the Grantee authorizes the Company to cancel the shares and the certificates for such shares and irrevocably appoints the Company as his attorney-in-fact for this purpose.

6.    STOCK CERTIFICATES.

      Certificates representing the Grantee Stock will be held by the Company until the Grantee Stock has vested in accordance with the terms of Section 3. Upon vesting, the Company will deliver to the Grantee a certificate representing that portion of the shares of Grantee Stock which have vested. Certificates delivered to the Grantee evidencing shares of Grantee Stock may bear a legend to the effect that they may be sold, pledged or

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otherwise transferred only in accordance with applicable federal and state securities laws. The Grantee agrees to sell or transfer such shares only in accordance with applicable laws.

7.    STOCK DIVIDENDS AND STOCK SPLITS.

      Grantee Stock will also include shares of the Company's capital stock issued with respect to shares of Grantee Stock by way of a stock split, stock dividend or other recapitalization.

8.    WITHHOLDING TAXES.

      The Grantee agrees to pay to the Company all federal, state and local withholding taxes and other amounts required by law to be withheld. Such payment shall be made in cash or, if in accordance with Rule 16b-3 of the Securities and Exchange Commission or any successor rule and permitted by the Compensation Committee, by delivery of Company Common Stock, including shares subject to this Agreement which are no longer restricted. The Company may withhold any taxes required to be withheld as required by law.

                            MISCELLANEOUS PROVISIONS

9.    NOTICES.

      Any notice provided for in this Agreement must be in writing. Such notice will have been properly sent if it is mailed by first class mail with adequate postage affixed thereto and addressed to the recipient as below indicated:

            To the Company:

                  York International Corporation
                  631 South Richland Avenue
                  York, PA 17403
                  Attention:  Corporate Secretary

            To the Grantee:

                  <<FirstName>> <<LastName>>

                  <<Address1>>

                  <<Address2>>

                  <<Address3>>

                  <<City>>, <<State>> <<Zip>>

or such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party. Any notice under this

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Agreement will be deemed to have been delivered to the recipient three days after it has been properly sent.

10.   SEVERABILITY.

      Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

11.   COMPLETE AGREEMENT.

      This Agreement, those documents expressly referred to herein and certain other documents of even date herewith embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

12.   COUNTERPARTS.

      This Agreement may be executed on separate counterparts, each of which is deemed to be an original, and all of which taken together constitute one and the same agreement.

13.   SUCCESSORS AND ASSIGNS.

      The Grantee's rights under this Agreement may not be transferred other than by will or the laws of descent and distribution. This Agreement is intended to bind and inure to the benefit of and be enforceable by Grantee and the Company and their respective heirs, executors, successors and assigns.

14.   CHOICE OF LAW.

      The corporate law of the State of Delaware will govern all questions concerning the relative rights of the Company and its shareholders. All other questions concerning the construction, validity and interpretation of this Agreement and the exhibits hereto will be governed by the internal law, and not the law of conflicts, of the Commonwealth of Pennsylvania.

15.   REMEDIES.

      Each of the parties to this Agreement will be entitled to enforce its rights under this Agreement specifically, to recover damages by reason of any breach of any provision

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of this Agreement and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement. Any action brought in connection with this Agreement or the breach thereof, whether in law or equity, may only be brought within the Commonwealth of Pennsylvania.

16.   AMENDMENTS AND WAIVERS.

      Any provision of this Agreement may be amended or waived only with the prior written consent of the Company and Grantee.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

YORK INTERNATIONAL CORPORATION              GRANTEE:

By:

_______________________________                         ________________________
Vice President, Human Resources                                 "Name"

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